                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         February 2, 2000
                                                  ------------------------------

                         Leggett & Platt, Incorporated
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Missouri                   1-7845                       44-0324630
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

         No. 1 Leggett Road, Carthage, MO                64836
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     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (417) 358-8131
                                                    ----------------------------

--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5. OTHER EVENTS

     The Company issued a press release today, February 2, 2000, selected portions of which follow:

     The Company reported fourth quarter and full year earnings on February 2, 2000. In the fourth quarter, 1999 sales increased to $965.1 million (up 15.2%), net earnings increased to $74.3 million (up 20.8%), and earnings per diluted share increased to $.37 (up 19.4%) - all compared with 1998. Sales for the full year were $3.78 billion (up 12.1%), net earnings were $290.5 million (up 17.1%), and earnings per diluted share were $1.45 (up 16.9%). Summaries of the unaudited results of operations for the quarter and year ended December 31, 1999 and 1998 are shown below. Segment results for each of these periods are also listed below.

Quarter Ended December 31,                               1999       1998
--------------------------                             ---------  ---------
                                                     (All amounts in millions,
                                                       except per share data)
Net sales...........................................   $  965.1   $  837.7
Cost of goods sold..................................      700.5      616.6
                                                       ---------  ---------
Gross profit........................................      264.6      221.1
Selling, distribution & administrative expenses.....      128.8      109.3
Other deductions, net of other income...............        6.2        5.9
                                                       ---------  ---------
Earnings before interest and income taxes...........      129.6      105.9
Interest expense....................................       12.5        9.8
Interest income.....................................        1.3        1.6
                                                       ---------  ---------
Earnings before income taxes........................      118.4       97.7
Income taxes........................................       44.1       36.2
                                                       ---------  ---------
Net earnings........................................   $   74.3   $   61.5
                                                       =========  =========
Earnings per share
  Basic.............................................   $    .37   $    .31
  Diluted...........................................   $    .37   $    .31
Average shares outstanding
  Basic.............................................      198.5      198.6
  Diluted...........................................      200.6      201.0

Year Ended December 31,                                  1999      1998
-----------------------                                ---------  ---------
Net sales...........................................   $3,779.0   $3,370.4
Cost of goods sold..................................    2,758.7    2,498.9
                                                       ---------  ---------
Gross profit........................................    1,020.3      871.5
Selling, distribution & administrative expenses.....      491.2      422.8
Other deductions, net of other income...............       26.6       19.6
                                                       ---------  ---------
Earnings before interest and income taxes...........      502.5      429.1
Interest expense....................................       43.0       38.5
Interest income.....................................        3.1        5.0
                                                       ---------  ---------
Earnings before income taxes........................      462.6      395.6
Income taxes........................................      172.1      147.6
                                                       ---------  ---------
Net earnings........................................   $  290.5   $  248.0
                                                       =========  =========
Earnings per share
  Basic.............................................   $   1.46   $   1.25
  Diluted...........................................   $   1.45   $   1.24
Average shares outstanding
  Basic.............................................      198.5      197.7
  Diluted...........................................      200.9      200.7

Segment Results - fourth quarter

Residential Furnishings - Total sales increased 9.9%, with same location growth of 2.3%. Numerous acquisitions accounted for the balance of the sales growth. Earnings before interest and income taxes (EBIT) increased 11.2%, reflecting improved efficiencies on higher production and acquisitions.

Commercial Furnishings - Total sales increased 39.1% due to numerous acquisitions. In this seasonally slow quarter for store fixtures and display business, same location sales were down almost 1%. EBIT increased 22.9%, reflecting acquisitions and the impact of lower volume in some operations.

Aluminum Products - Total sales increased 9.9%, with same location growth of 8.9%. One acquisition accounted for the balance of the sales growth. EBIT nearly tripled, reflecting improved efficiencies on higher production and more normal cost/price relationships.

Industrial Materials - Total sales increased 4.2%, with same location growth of 2.6%. One acquisition accounted for the balance of the sales growth. EBIT increased 6.5%, reflecting improved efficiencies on higher production and reduced costs.

Specialized Products - Total sales increased 10.7% due to an acquisition. Same location sales were about unchanged. EBIT increased 25.0%, reflecting the acquisition and improved efficiencies.

                                                  Inter-
                                     External     Segment      Total
Quarter Ended December 31, 1999       Sales        Sales       Sales       EBIT
-------------------------------      --------     -------     --------    ------
                                              (All amounts in millions)
Residential Furnishings........      $  485.7     $   2.0     $  487.7    $ 53.5
Commercial Furnishings.........         207.3          .6        207.9      31.1
Aluminum Products..............         131.2         3.3        134.5      14.1
Industrial Materials...........          74.0        46.5        120.5      16.5
Specialized Products...........          66.9         9.5         76.4      11.5
Intersegment eliminations......            --          --           --        .8
Change in LIFO reserve.........            --          --           --       2.1
                                     --------     -------     --------    ------
    Totals.....................      $  965.1     $  61.9     $1,027.0    $129.6
                                     ========     =======     ========    ======

                                                  Inter-
                                     External     Segment      Total
Quarter Ended December 31, 1998       Sales        Sales       Sales       EBIT
-------------------------------      --------     -------     --------    ------
                                              (All amounts in millions)
Residential Furnishings........      $  441.7     $   2.1     $  443.8    $ 48.1
Commercial Furnishings.........         149.0          .5        149.5      25.3
Aluminum Products..............         117.9         4.5        122.4       4.8
Industrial Materials...........          70.8        44.8        115.6      15.5
Specialized Products...........          58.3        10.7         69.0       9.2
Intersegment eliminations......            --          --           --        --
Change in LIFO reserve.........            --          --           --       3.0
                                     --------     -------     --------    ------
    Totals.....................      $  837.7     $  62.6     $  900.3    $105.9
                                     ========     =======     ========    ======

Segment Results - full year

Residential Furnishings - Total sales increased 9.6%, with same location growth of 3.5%. Numerous acquisitions accounted for the balance of the sales growth. EBIT increased 10.8%, reflecting improved efficiencies on higher production and acquisitions.

Commercial Furnishings - Total sales increased 25.0%, with same location growth of 1.7%. Numerous acquisitions accounted for the balance of the sales growth. EBIT increased 14.2%, reflecting acquisitions and the impact of lower volume in some operations.

Aluminum Products - Total sales increased 5.9%, with same location growth of 3.7%. Acquisitions accounted for the balance of the sales growth. EBIT increased 61.3%, reflecting improved efficiencies on higher production, more normal cost/price relationships and acquisitions.

Industrial Materials - Total sales increased 4.7%, with same location growth of about 1%. Acquisitions accounted for the balance of the sales growth. EBIT increased 35.1%, reflecting reduced costs, improved efficiencies on higher production and acquisitions.

Specialized Products - Total sales increased 14.3%, with same location growth of 3.9%. Acquisitions accounted for the balance of the sales growth. EBIT increased 19.2%, reflecting improved efficiencies and acquisitions.


                                    External  Inter-Segment  Total
Year Ended December 31, 1999         Sales       Sales       Sales     EBIT
----------------------------        --------  ------------- --------- -------
                                            (All amounts in millions)
Residential Furnishings...........  $1,946.6      $  9.5    $1,956.1   $219.7
Commercial Furnishings............     778.1         2.9       781.0    126.9
Aluminum Products.................     532.8        15.6       548.4     52.6
Industrial Materials..............     282.6       202.1       484.7     70.1
Specialized Products..............     238.9        41.9       280.8     34.1
Intersegment eliminations.........        --          --          --     (2.6)
Change in LIFO reserve............        --          --          --      1.7
                                    --------      ------    --------   ------
  Totals..........................  $3,779.0      $272.0    $4,051.0   $502.5
                                    ========      ======    ========   ======

                                    External  Inter-Segment  Total
Year Ended December 31, 1998......   Sales       Sales       Sales     EBIT
----------------------------......  --------  ------------- --------- -------
                                            (All amounts in millions)
Residential Furnishings...........  $1,777.2      $  6.8     $1,784.0  $198.3
Commercial Furnishings............     623.3         1.7        625.0   111.1
Aluminum Products.................     501.1        16.8        517.9    32.6
Industrial Materials..............     269.6       193.5        463.1    51.9
Specialized Products..............     199.2        46.4        245.6    28.6
Intersegment eliminations.........        --          --           --    (1.3)
Change in LIFO reserve............        --          --           --     7.9
                                    --------      ------     --------  ------
  Totals..........................  $3,370.4      $265.2     $3,635.6  $429.1
                                    ========      ======     ========  ======

Residential Furnishings derives its revenues from components for bedding, furniture and other furnishings, as well as related consumer products. Commercial Furnishings derives its revenues from retail store fixtures, displays, storage, material handling systems, and office and institutional furnishings components. Aluminum Products revenues are derived from die castings, custom tooling, secondary machining and coating, and smelting of aluminum ingot. Industrial Materials derives its revenues from drawn steel wire, specialty wire products and welded steel tubing sold to trade customers as well as other Leggett segments. Specialized Products is a combination of non-reportable segments which derive their revenues from machinery, manufacturing equipment, automotive seating suspension and lumbar supports, and control cable systems.

Financial Position
------------------

                                                   December 31,
NET ASSETS                                       1999        1998
                                               --------    --------
                                              (All amounts in millions)
  Cash and equivalents.......................  $   20.6    $   83.5
  Receivables................................     559.4       503.1
  Inventories................................     605.8       486.2
  Other current assets.......................      70.4        64.3
                                               --------    --------
     Total current assets....................   1,256.2     1,137.1
  Current debt maturities....................       3.8         5.2
  Other current liabilities..................     427.7       396.2
                                               --------    --------
     Total current liabilities...............     431.5       401.4
  Working capital............................     824.7       735.7
  Net fixed assets...........................     915.0       820.4
  Other assets...............................     806.3       577.8
                                               --------    --------
     Total net assets........................  $2,546.0    $2,133.9
                                               ========    ========
CAPITALIZATION
  Long-term debt.............................  $  787.4    $  574.1
  Deferred income taxes and other
     liabilities.............................     112.4       123.0
  Shareholders' equity*......................   1,646.2     1,436.8
                                               --------    --------
     Total capitalization....................  $2,546.0    $2,133.9
                                               ========    ========

------------------

*In accordance with Financial Accounting Standard No. 130, comprehensive earnings would have been $289.8 and $239.9 for the year ending December 31, 1999 and 1998, respectively.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Leggett & Platt, Incorporated
                                            ----------------------------------
                                                       (Registrant)

Date  February 2, 2000                      /s/ Michael A. Glauber
      --------------------                  -----------------------------------
                                            Senior Vice President, Finance &
                                             Administration
                                                       (Signature)